                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                       BROOKDALE LIVING COMMUNITIES, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if (i) certificates ("Certificates") evidencing shares of common stock, par value $.01 per share (the "Shares"), of Brookdale Living Communities, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) the procedure for delivery by book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Offer to Purchase) or (iii) time will not permit all required documents to reach the Depositary prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See the section captioned "THE TENDER OFFER -- Section 3. Procedures for Tendering Shares" of the Offer to Purchase.

                     The Depositary of the Tender Offer is:

                       LASALLE BANK NATIONAL ASSOCIATION

   By Mail and Overnight Courier Delivery:                        By Hand:
      LaSalle Bank National Association             IBJ Whitehall Bank and Trust Company
    Corporate Trust Operations, Room 1811                 Attn: Custody Operations
           135 South LaSalle Street                         Receive and Delivery
              Chicago, IL 60603                               One State Street
       Administrator, Joseph Pellicore                       New York, NY 10004

                      Facsimile for Eligible Institutions:
                                 (312) 904-2236

                         Facsimile by Confirmation Only
                                 (830) 246-5761
                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) and Certificates representing the shares to the Depositary within the time period specified herein. Failure to do so could result in financial loss to the Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby tenders to Fortress Brookdale Acquisition LLC, a Delaware limited liability company, Fortress Registered Investment Trust, a Delaware business trust and Health Partners, a Bermuda exempted partnership and an affiliate of Capital Z Partners, Ltd., upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 1, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchaser constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase.

Number of Shares:
---------------------------------
Share Certificate Numbers (if available):

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Please check box if Shares will be delivered by book-entry transfer: [ ]

Account No.:
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Name(s) of Record Holder(s):

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                              PLEASE TYPE OR PRINT

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                                    ADDRESS

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                                              ZIP CODE

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                         AREA CODE AND TELEPHONE NUMBER

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SIGNATURE(S) OF HOLDER(S)

Dated:
-----------------------------------, 2000

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

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm which is a member in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each, an "Eligible Institution,") guarantees to deliver to the Depositary, at one of its addresses set forth above, either Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

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                                  NAME OF FIRM

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                                    ADDRESS

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             ------------------------------------------------------
                                                           ZIP CODE

             ------------------------------------------------------
                         AREA CODE AND TELEPHONE NUMBER

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                              AUTHORIZED SIGNATURE

             ------------------------------------------------------
                                     TITLE


             Name: ---------------------------------------------------
                                 PLEASE TYPE OR PRINT

                          Dated: ---------------, 2000


DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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